                                                                   EXHIBIT 10.71

                      SECOND AMENDMENT TO LEASE AGREEMENT

        THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "AMENDMENT") is made as of May 19, 2000, by and between HMS GATEWAY OFFICE, L.P., a Delaware limited partnership ("LANDLORD"), and COULTER PHARMACEUTICAL, INC., a Delaware corporation ("TENANT").

                                    RECITALS

        A. Landlord and Tenant have previously entered into that certain Lease Agreement dated as of November 7, 1997, as amended by a First Amendment to Lease Agreement dated as of November 10, 1998 (as amended, the "LEASE"), which Lease covers certain premises commonly known as 600 Gateway Boulevard and 650 Gateway Boulevard in the City of South San Francisco, State of California, all as more particularly described in the Lease. Capitalized terms used but not defined herein shall have the meanings set forth in the Lease.

        B. Concurrently herewith, Landlord and Tenant are entering into a Lease Agreement, dated as of even date herewith, covering certain premises to be hereafter developed by Landlord and to be known as 630 Gateway Boulevard, South San Francisco, California (the "630 GATEWAY LEASE").

        C. Landlord and Tenant desire to modify the Lease as provided herein.

                                    AGREEMENT

        Now THEREFORE, in consideration of the agreements of Landlord and Tenant herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. The following provision is hereby added to the Lease as new Paragraph 24(o):

                (o) Any Default (as defined in the 630 Gateway Lease) by Tenant (or any assignee or sublessee of Tenant) under the terms of the 630 Gateway Lease during any period in which Tenant (or any such assignee or sublessee) is the tenant under the 630 Gateway Lease.

2. Except as expressly amended hereby, the Lease shall remain unmodified and in full force and effect. As modified hereby, the Lease is hereby ratified and confirmed in all respects. In the event of any inconsistencies between the terms of this Amendment and the Lease, the terms of this Amendment shall prevail.

3. This Amendment shall bind and inure to the benefit of Landlord and Tenant and their respective legal representatives and successors and assigns.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.


              Landlord:  HMS GATEWAY OFFICE, L.P.
                         a Delaware limited partnership

                         By:  Hines Gateway Office, L.P.,
                              General Partner

                              By:  Hines Interests Limited Partnership,
                                   General Partner

                                   By:  Hines Holdings, Inc.,
                                        General Partner

                                        By: /s/ JAMES C. BUIE, JR.
                                           ------------------------------
                                        Name: JAMES C. BUIE, JR.
                                             ----------------------------
                                        Title: EXECUTIVE VICE PRESIDENT
                                              ---------------------------

              Tenant:    COULTER PHARMACEUTICAL, INC.,
                         a Delaware corporation

                         By: /s/ WILLIAM G. HARRIS
                            -----------------------------
                         Name:  WILLIAM G. HARRIS
                              ---------------------------
                         Title: VICE PRESIDENT & CFO
                               --------------------------


                                        2